ELFUN FUNDS

Elfun Diversified Fund

Supplement dated January 31, 2012

To the Statutory Prospectus dated April 30, 2011

Elfun Diversified Fund

Effective January 31, 2012, the Prospectus for the Elfun Diversified Fund is revised as follows:

On page 20, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Paul M. Colonna	7 years	President and Chief Investment Officer – Fixed Income
Greg Hartch	1 year	Senior Vice President and Strategy and Business Development Leader
Ralph R. Layman	15 years	President and Chief Investment Officer – Public Equities
David Wiederecht	1 year	President and Chief Investment Officer – Investment Strategies

On page 41, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Portfolio Managers”, the paragraph entitled “Elfun Diversified Fund” is deleted in its entirety and replaced with the following:

Elfun Diversified Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Greg Hartch, Ralph R. Layman and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Mr. Layman manages the equity portions of the Fund and Mr. Colonna manages the fixed income portion of the Fund, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments.

This Supplement should be retained with your Prospectus for future reference.